UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

Keenova Therapeutics plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices)

+353 1 6960000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Each of the items listed below was submitted to a vote of shareholders at the 2026 Annual General Meeting of Shareholders (the “2026 AGM”) on June 2, 2026 and is described in more detail in Keenova Therapeutics plc’s (the “Company”) definitive proxy statement for the 2026 AGM, filed by the Company with the U.S. Securities and Exchange Commission on April 27, 2026. The final results for each of the matters submitted to a vote of shareholders are as follows:

Proposal 1: By separate resolutions, to elect as directors and to hold office, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2027 (the “2027 AGM”), the following individuals:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Paul M. Bisaro	25,282,713	8,884	191,295	310,829
Leslie Donato	25,291,597	0	191,295	310,829
Katina Dorton	25,291,597	0	191,295	310,829
Paul Efron	25,162,447	84,006	236,439	310,829
Scott Hirsch	25,176,548	72,773	233,571	310,829
Sophia Langlois	25,265,940	25,657	191,295	310,829
Sigurdur O. Olafsson	25,285,209	6,388	191,295	310,829
Marc Yoskowitz	25,272,285	19,312	191,295	310,829
Jonathan Zinman	25,265,940	25,657	191,295	310,829

Each of the foregoing nominees was elected to hold office until the conclusion of the 2027 AGM or until his or her earlier death, resignation or removal.

Proposal 2: Advisory non-binding vote to approve the re-appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company and, by binding vote, to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,602,426	0	191,295	0

Proposal 3: Advisory non-binding vote to approve the Company’s executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,965,301	326,296	191,295	310,829

Proposal 4: Advisory non-binding vote to approve the frequency of future advisory non-binding votes to approve the Company’s executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
25,117,919	172,952	726	191,295	310,829

In light of the results of Proposal 4, and consistent with the Board of Directors’ recommendation, the Company intends to continue to include an advisory non-binding vote to approve the Company’s executive compensation in its proxy materials annually until the next required vote on the frequency of future advisory non-binding votes to approve the Company’s executive compensation.

Proposal 5: Approve the reduction of Company capital (Special Resolution).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,256,218	35,379	191,295	310,829

Proposal 6: Approve an amendment to the Company’s articles of association (Special Resolution).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,476,547	6,345	0	310,829

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEENOVA THERAPEUTICS PLC
(registrant)

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary

Date: June 3, 2026